Vanguard U.S. Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated December 23, 2013

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard U.S. Growth Fund has added Baillie Gifford Overseas Ltd. (Baillie Gifford) and Jennison Associates LLC (Jennison) to the Fund’s investment advisory team. Baillie Gifford and Jennison will each manage a portion of the Fund’s assets. The Fund’s current advisors, Delaware Investments Fund Advisers, Wellington Management Company, LLP (Wellington Management), and William Blair & Company, L.L.C. (William Blair & Company), will continue as the Fund’s advisors.

Baillie Gifford, Jennison, Delaware Investments Fund Advisers, Wellington Management, and William Blair & Company each independently manage their assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, primary investment strategies, and primary risks have not changed.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Investment Advisors”:

Baillie Gifford Overseas Ltd. (Baillie Gifford) Jennison Associates LLC (Jennison)

Within the same section, the following is added under “Portfolio Managers”:

Ian Tabberer, Investment Manager, North American Equities Investment Team at Baillie Gifford. He has managed a portion of the Fund since February 2014.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has co-managed a portion of the Fund since February 2014.

Blair A. Boyer, Managing Director at Jennison. He has co-managed a portion of the Fund since February 2014.

Prospectus Text Changes

In the More on the Fund section, under “Security Selection,” the following is added:

Jennison Associates LLC (Jennison) executes a research-driven investment approach that relies on in-depth company knowledge gleaned through meetings with management, customers, and suppliers. Jennison seeks to invest in stocks of large-capitalization companies with above-average growth in revenues, earnings, and cash flows that are trading at attractive valuations. Securities in the portfolio are generally from companies that exhibit superior sales or unit growth, a strong market position, and a strong balance sheet.

Baillie Gifford Overseas Ltd. (Baillie Gifford) follows an investment approach based on making long-term investments in well-researched and well-managed businesses that the advisor believes enjoy sustainable competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers the sustainability of earnings growth to be a critical factor in evaluating a company’s prospects. Companies are screened first for quality and growth. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a favorable attitude toward shareholders. The main financial considerations in this bottom-up analysis are earnings growth, cash-flow generation, profitability, interest coverage, and balance-sheet strength. The most attractively valued of these stocks are then selected.

In “The Fund and Vanguard” section, under the heading “Investment Advisors,” the following is added:

• Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd. is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. As of December 31, 2013, Baillie Gifford & Co. managed approximately $174 billion in assets.

• Jennison Associates LLC (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is an investment advisory firm founded in 1969. Jennison is an indirect, wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2013, Jennison managed approximately $175 billion in assets.

Within the same section, the following replaces similar text:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (the S&P 500 Index for Baillie Gifford) over the preceding 36-month period (a 60-month period for William Blair & Company). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

Also within the same section, the following replaces similar text:

For a discussion of why the board of trustees approved the Fund’s investment advisory agreements, see the semiannual report to shareholders covering the fiscal period ended February 28, 2014, which will be available 60 days after that date.

Also within the same section, the following is added to the text regarding the managers primarily responsible for day-to-day management of the fund:

Ian Tabberer, Investment Manager, North American Equities Investment Team at Baillie Gifford. He has managed investment portfolios since 2002, has been with Baillie Gifford since 2008, and has managed a portion of the Fund since 2014. Education: B.Sc., University of Southampton.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has worked in investment management since 1982, has been with Jennison since 1998, and has co-managed a portion of the Fund since February 2014. Ms. McCarragher has final authority over all aspects of the portion of the Fund that is managed by Jennison. Education: B.B.A., University of Wisconsin; M.B.A., Harvard Business School.

Blair A. Boyer, Managing Director at Jennison. He has managed investment portfolios since 1988, has been with Jennison since 1993; and has co-managed a portion of the Fund since February 2014. Education: B.A., Bucknell University; M.B.A., New York University.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 23 022014

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 23, 2013

Important Changes to Vanguard U.S. Growth Fund

The board of trustees of Vanguard U.S. Growth Fund has added Baillie Gifford Overseas Ltd. (Baillie Gifford) and Jennison Associates LLC (Jennison) to the Fund’s investment advisory team. Baillie Gifford and Jennison will each manage a portion of the Fund’s assets. The Fund’s current advisors, Delaware Investments Fund Advisers, Wellington Management Company, LLP (Wellington Management), and William Blair & Company, L.L.C. (William Blair & Company), will continue as the Fund’s advisors.

Baillie Gifford, Jennison, Delaware Investments Fund Advisers, Wellington Management, and William Blair & Company each independently manage their assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the Fund’s board of trustees. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s investment objective, primary investment strategies, and primary risks have not changed.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the introductory text on page B-51 is restated as follows:

The Trust currently uses eight investment advisors:

  Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of Vanguard U.S. Growth Fund and for a portion of Vanguard International Growth Fund.
  Delaware Investments Fund Advisers provides investment advisory services for a portion of Vanguard U.S. Growth Fund.
  Jennison Associates LLC provides investment advisory services for a portion of Vanguard U.S. Growth Fund.
  M&G Investment Management Limited provides investment advisory services for a portion of Vanguard International Growth Fund.
  Schroder Investment Management North America Inc. provides investment advisory services for a portion of Vanguard International Growth Fund.
  Wellington Management Company, LLP, provides investment advisory services for a portion of Vanguard U.S. Growth Fund.
  William Blair & Company, L.L.C., provides investment advisory services for a portion of Vanguard U.S. Growth Fund.
  Vanguard provides investment advisory services to Vanguard FTSE Social Index Fund, Vanguard U.S. Sector Index Funds, Vanguard Extended Duration Treasury Index Fund, and Vanguard Mega Cap Index Funds.

Within the same section, the introductory paragraph under “I. Vanguard U.S. Growth Fund” is restated as follows:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index (the S&P 500 Index for Baillie Gifford) over the preceding 36-month period (60-month period for William Blair & Company).

Within the same subsection, under the introductory text, the following is added:

A. Baillie Gifford Overseas Ltd. (Baillie Gifford)

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by Baillie Gifford & Co., a Scottish investment firm. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

Ian Tabberer manages a portion of Vanguard U.S. Growth Fund; as of December 31, 2013, the Fund held assets of $4.7 billion. As of December 31, 2013, Mr. Tabberer also managed four other pooled investment vehicles with total assets of $681 million and nine other accounts with total assets of $699 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

Compensation at Baillie Gifford is designed to be competitive, in line with market practice and appropriate to fairly reward staff members for their contribution to the firm.

In addition to base salary, the firm operates two bonus arrangements. All employees are eligible to receive a firm-wide bonus of at least 10% of salary each year. Staff at a senior or specialist level within the business may also be invited to join the firm’s Bonus Scheme.

There are four separate arrangements within the Bonus Scheme, one for each area of the business—Investment Departments, Clients Department, Retail Sales & Marketing and Administrative & Support Departments. Within each function’s bonus scheme, there are four levels of maximum potential bonus—A, B, C, and Deferred. The maximum potential bonus paid varies year-on-year according to the firm’s profitability. In March 2013, variable remuneration formed approximately half of the total potential remuneration of staff at level A of the Investment Departments scheme, approximately two-thirds of the total potential remuneration for staff at level B, and approximately three-quarters of the total potential remuneration for staff at level C. The Deferred scheme operates on the same scale as level C—with a proportion (25%) being deferred and matched by the firm.

Baillie Gifford does not operate any equity incentives or similar remuneration vehicles at present.

The pension arrangements for staff also form a significant part of the firm’s remuneration policies. At present, the firm operates a Group Personal Pension Plan. Staff are required to contribute at least 4% of their salary and the firm contributes 15% of salary to each individual’s personal pension account.

The team performance for members of the Investment Departments is determined by the investment performance of their geographical and product team compared to both the benchmark and the clients’ targets over a three-year period.  For each department, funds that are managed to broadly the same model (i.e., same approach, benchmarks, and objectives) are grouped together. It is intended that all funds managed by the department are included unless there are valid reasons for excluding a fund.

Performance targets for each group of funds are set by the Senior Partners with input from senior members of each department.

Performance for the current bonus year will be calculated as the weighted average of the performance of the identified funds minus the weighted average of the benchmark returns.

4. Ownership of Securities

As of December 31, 2013, Mr. Tabberer did not own any shares of Vanguard U.S. Growth Fund.

B. Jennison Associates LLC (Jennison)

Jennison (including its predecessor, Jennison Associates Capital Corp.), a registered investment advisor founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial, Inc.

1. Other Accounts Managed

Kathleen A. McCarragher and Blair A. Boyer co-manage a portion of Vanguard U.S. Growth Fund; as of December 31, 2013, the Fund held assets of $4.7 billion. As of December 31, 2013, Ms. McCarragher also managed 15 other registered investment companies with total assets of $39 billion (advisory fees based on account performance for two of these accounts with total assets of $2.6 billion), two other pooled investment vehicles with total assets of $700 million (advisory fees not based on account performance), and 20 other accounts with total assets of $4.3 billion (advisory fees not based on account performance). As of December 31, 2013, Mr. Boyer also managed six other registered investment companies with total assets of $3.8 billion, three other pooled investment vehicles with total assets of $290 million, and 26 other accounts with total assets of $3.7 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

  Long-only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts.
  Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell short a security that is held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
  Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “nonseeded” accounts can create an incentive to favor the seeded accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
  Nondiscretionary accounts or models: Jennison provides nondiscretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The nondiscretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
  Higher fee paying accounts or products or strategies: Jennison receives more revenues (1) from larger accounts or client relationships than smaller accounts or client relationships, (2) from managing discretionary accounts than advising nondiscretionary models, (3) from non-wrap fee accounts than from wrap fee accounts, and (4) from charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
  Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where Jennison has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation, and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio managers’ decisions, timing of investments, fees, expenses, and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate, and monitor these conflicts of interest.

  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap fee accounts and its wrap fee accounts.
  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

  Jennison has adopted procedures to monitor allocations between accounts with performance fees and nonperformance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.
  Jennison has adopted a code of ethics and policies relating to personal trading.

3. Description of Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit-sharing retirement plan for all eligible employees. The contribution to the profit-sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio managers are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio managers:

  One-year, three-year, five-year, and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, predetermined passive indices, and industry peer-group data for the product strategy (e.g., large-cap growth, large-cap value) for which the portfolio manager is responsible. Performance for the composite of accounts that includes the Fund managed by the portfolio managers is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio managers may include:

  The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgement;
  Historical and long-term business potential of the product strategies;
  Qualitative factors such as teamwork and responsiveness; and
  Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into determination of an investment professional’s total compensation.

4. Ownership of Securities

As of December 31, 2013, Ms. McCarragher and Mr. Boyer did not own any shares of Vanguard U.S. Growth Fund.

Also in the Investment Advisory Services section, the first two paragraphs under “Duration and Termination of Investment Advisory Agreements” are replaced with the following:

The current investment advisory agreements with the unaffiliated advisors (other than with Jennison and with Baillie Gifford for Vanguard U.S. Growth Fund) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

The initial investment advisory agreements with Jennison and with Baillie Gifford (for Vanguard U.S. Growth Fund) are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 23A 022014